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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported) APRIL 22, 1998



                               KOGER EQUITY, INC.
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                    (State of incorporation or organization)

         1-9997                                           59-2898045
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(Commission File Number)                       (IRS Employer Identification No.)


                          3986 BOULEVARD CENTER DRIVE
                             JACKSONVILLE, FLORIDA
                                     32207
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              (Address of principal executive offices) (Zip Code)


                    Registrant's telephone number, including
                           area code: (904) 398-3403
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                                       N/A
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                       (Former name or former address, if
                           changed since last report)





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ITEM 5. OTHER EVENTS.

     On April 22, 1998, Koger Equity, Inc. (the "Company") purchased (i) four office buildings containing approximately 326,000 gross square feet, (ii) a retail development consisting of seven buildings containing approximately 112,000 gross square feet and (iii) approximately 22 acres of developable land (the "Colonnade Acquisition"). These properties were acquired from CSL Colonnade Associates, a Georgia joint venture partnership, for a purchase price of approximately $58.23 million and are located in Birmingham, Alabama. The Colonnade Acquisition was partially funded by drawing $49 million from the Company's secured revolving credit facility.

     THE COMPANY PREVIOUSLY REPORTED THAT IT HAD AGREED TO PURCHASE THE COLONNADE ACQUISITION IN A FORM 8-K, DATED MARCH 23, 1998, WHICH WAS FILED ON MARCH 26, 1998.

     THE FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS REQUIRED TO BE FILED FOR THE COLONNADE ACQUISITION WERE PREVIOUSLY FILED ON MARCH 26, 1998, IN A FORM 8-K (DATED MARCH 23, 1998), UNDER ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        KOGER EQUITY, INC.




     Dated: May 5, 1998                 By: /s/ JAMES L. STEPHENS
                                                --------------------------
                                                James L. Stephens
                                        Title:  Vice President and
                                                Chief Accounting Officer


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